Taxation	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Taxation
Taxation

Income taxes consist of the following:

	Year ended December 31,
(In US$ millions)	2017	2016	2015
Current tax expense:
Bermuda	—	—	—
Foreign	56	151	177
Deferred tax expense:
Bermuda	—	—	—
Foreign	10	48	31
Total tax expense	66	199	208
Effective tax rate	(2.2)%	452.3%	(48.7)%

The effective tax rate for the year ended December 31, 2017 is (2.2)% as compared to a rate for 2016 of 452.3%. The rate reflects no tax relief on the majority of the $1,337 million of the Reorganization items, net, the $841 million loss on impairment of investments, the $696 million loss on impairment of Newbuildings or the $11 million gain on derivative financial instruments, as well as no tax chargeable or deductible on the $245 million disposal losses. This is due to these items largely falling within the zero tax rate Bermuda companies. This is in comparison to 2016 where no tax relief on the $895 million loss on impairment of investments or $74 million loss on derivative financial instruments.

We are headquartered in Bermuda, where a tax exemption has been granted until 2035. Other jurisdictions in which we and our subsidiaries operate are taxable based on rig operations. A loss in one jurisdiction may not be offset against taxable income in another jurisdiction. Thus, we may pay tax within some jurisdictions even though it might have losses in others.

The income taxes for the years ended December 31, 2017, 2016 and 2015 differed from the amount computed by applying the Bermudan statutory income tax rate of 0% as follows:

	Year ended December 31.
(In US$ millions)	2017	2016	2015
Income taxes at statutory rate	—	—	—
Effect of change on uncertain tax positions relating to prior year	(5)	28	—
Effect of unremitted earnings of subsidiaries	3	(4)	38
Effect of taxable income in various countries	68	175	170
Total tax expense	66	199	208

During the year ended December 31, 2015, we reviewed our assertion of indefinite reinvestment of unremitted earnings of subsidiaries and determined that we no longer consider such earnings to be indefinitely reinvested. We have recognized a deferred tax liability balance of $37 million in 2017 ($34 million in 2016).

Deferred income taxes

Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. The net deferred tax assets/(liabilities) consist of the following:

Deferred tax assets:

(In US$ millions)	December 31, 2017	December 31, 2016
Pensions and stock options	4	3
Provisions	49	28
Net operating losses carried forward	255	272
Other	—	2
Gross deferred tax assets	308	305
Valuation allowance	(230)	(245)
Deferred tax assets, net of valuation allowance	78	60

Deferred tax liabilities:

(In US$ millions)	December 31, 2017	December 31, 2016
Property, plant and equipment	138	126
Unremitted Earnings of Subsidiaries	37	34
Gross deferred tax liabilities	175	160
Net deferred tax (liability)/asset	(97)	(100)

As at December 31, 2017, deferred tax assets related to net operating loss (“NOL”) carry forwards was $255 million (2016: $272 million), which can be used to offset future taxable income. NOL carry forwards which were generated in various jurisdictions, include $248 million (2016: $237 million) that will not expire and $7 million (2016: $35 million) that will expire between 2018 and 2037 if unutilized.

A valuation allowance of $216 million as at December 31, 2017 (2016: $238 million) on the NOL carry forwards has been recorded where we do not expect to generate future taxable income.

Uncertain tax positions

As at December 31, 2017, we had uncertain tax positions of $55 million and interest and penalties of $12 million, of which $3 million was included in other current liabilities and $45 million was included in other non-current liabilities, and $19 million was presented as a reduction of deferred tax assets. The changes to our uncertain tax positions were as follows:

	Year ended December 31,
(In US$ millions)	2017	2016	2015
Balance at the beginning of the period	44	9	9
Increases as a result of positions taken in prior periods	23	35	—
Increases as a result of positions taken during the current period	—	2	—
Decreases as a result of positions taken in prior periods	(9)	(2)	—
Decreases as a result of positions taken in the current period	—	—	—
Decreases due to settlements	(3)	—	—
Balance at the end of the period	55	44	9

Accrued interest and penalties totaled $12 million and $2 million as of December 31, 2017 and December 31, 2016 respectively and were included in other liabilities on our consolidated Balance Sheet. We recognized expenses of $10 million during the year ended December 31, 2017 ($2 million expenses recognized in the year ended December 31, 2016 and nil in the year ended December 31, 2015), related to interest and penalties for unrecognized tax benefits on the income tax expense line in the accompanying Consolidated Statement of Operations. As at December 31, 2017, if recognized, $48 million of our unrecognized tax benefits, including interest and penalties, would have a favorable impact on our effective tax rate.

Tax returns and open years

We are subject to taxation in various jurisdictions. Tax authorities in certain jurisdictions examine our tax returns and some have issued assessments. We are defending our tax positions in those jurisdictions.

The Brazilian tax authorities have issued a series of assessments with respect to our returns for certain years up to 2012 for an aggregate amount equivalent to $161 million including interest and penalties. We are robustly contesting these assessments including filing relevant appeals. An adverse outcome on these proposed assessments could result in a material adverse impact on our consolidated statement of financial position, results of operations or cash flows.

The Nigerian tax authorities have issued a series of claims and assessments both directly and lodged through the Chapter 11 process with respect to returns for subsidiaries for certain years up to 2016 for an aggregate amount equivalent to c.$171 million. We are robustly contesting these assessments including filing relevant appeals in Nigeria and it is also intended that one or more formal objections against these claims for distribution purposes will be filed in the US court. An adverse outcome on these proposed assessments could result in a material adverse impact on our consolidated statement of financial position, results of operations or cash flows.

The following table summarizes the earliest tax years that remain subject to examination by other major taxable jurisdictions in which we operate.

Jurisdiction	Earliest Open Year
Angola	2015
Nigeria	2014
United States	2014
Norway	2013
Brazil	2008